Short Term Investments And Marketable Securities (Schedule Of Available-For-Sale Securities) (Details) (Corporate Debt Securities [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Corporate Debt Securities [Member]
Schedule of Available-for-sale Securities [Line Items]
Carrying amount	$ 32,368	$ 20,682
Gross unrealized holding gains	295	3
Gross unrealized holding (losses)	(29)	(888)
Fair value	$ 32,634	$ 19,797